Keystone Property Trust	Exhibit 99.1
Second Quarter 2003 Earnings Conference Call

Supplemental Information Package

This supplemental information package may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its trustees, or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q.

Keystone Property Trust
Financial Highlights (Dollars in thousands, except per share data)

	Three Months Ended June 30,					Six Months Ended June 30,
	2003		%Change	2002		2003		%Change	2002

Income Items:
Revenue	$22,605		(8.6%)	$24,721		$41,936		(13.2%)	$48,335
Earnings Before Interest, Taxes, and Depreciation (EBITDA)	18,665		(6.5%)	19,967		34,377		(13.2%)	39,608
Net Income Allocated to Common Shares	3,085		10.3%	2,798		8,689		37.5%	6,319
Funds from Operations	11,580		(12.9%)	13,296		21,840		(17.6%)	26,493
Funds from Operations - Per Share (Diluted)	0.37		(14.0%)	0.43		0.69		(18.8%)	0.85
Dividends Paid Per Share- Common Shares	0.325		1.6%	0.32		0.65		1.6%	0.64
Diluted Earnings Per Share	0.14		(6.2%)	0.15		0.40		17.4%	0.34
Weighted Average Common Shares and Units- FFO	31,708,903		1.4%	31,284,195		31,562,369		1.3%	31,154,659
Weighted Average Common Shares and Units- EPS	27,472,136		9.6%	25,063,301		27,325,602		9.6%	24,933,765
Ratios:
Interest Coverage Ratio	3.2	x		2.8	x	3.1	x		2.8	x
Fixed Charge Coverage Ratio	2.1	x		2.1	x	2.1	x		2.1	x
Dividend Payout Ratio-FFO	87.8%			74.4%		94.2%			75.3%

	As of June 30,		December 31,

	2003	2002	2002

Assets:
Investments in Real Estate at Cost, Including Investments in Joint Ventures	$833,556	$818,856	$677,127

Total Assets	$827,327	$820,601	$671,654

Liabilities and Equity:
Total Debt	$413,778	$441,107	$325,796
Other Liabilities	26,914	13,566	20,225
Redeemable Preferred Equity, at Liquidation Preference	69,000	—	—
Convertible Preferred Equity, at Liquidation Preference	67,892	100,392	67,892
Common Equity and Minority Interest	249,743	265,536	257,741

Total Liabilities and Equity	$827,327	$820,601	$671,654

Ratios:
Debt to Undepreciated Assets	47.6%	50.3%	45.8%
Total Liabilities to Undepreciated Assets	50.7%	51.8%	48.7%

Keystone Property Trust
Condensed Consolidated Balance Sheets (Dollars in thousands)

	June 30, 2003	December 31, 2002

Assets:
Investments in Real Estate, Including Development and Construction in Progress of $37,575 and $54,123 for 2003 and 2002, respectively	$762,054	$543,781
Assets Held for Sale	—	85,622
Equity Method Investments in Real Estate Joint Ventures	71,502	47,724
Less: Accumulated Depreciation	(42,708)	(34,513)
Less: Accumulated Depreciation-Assets Held for Sale	—	(4,919)

Investments in Real Estate, Net	790,848	637,695

Cash, Cash Equivalents and Escrows	3,132	2,777
Notes and Accounts Receivable, Net	10,872	8,104
Deferred Financing and Leasing Costs, Net	10,038	6,480
Equity Method Investments	6,141	5,900
Other Assets	6,296	5,139
Other Assets-Assets Held for Sale	—	5,559

Total Assets	$827,327	$671,654

Liabilities And Shareholders’ Equity:
Liabilities:
Mortgage Notes and Other Debt	$413,778	$286,100
Liabilities for Assets Held for Sale, including Mortgage Notes Payable of $39,696 for 2002	—	40,813
Accrued Liabilities and Other	26,914	19,108

Total Liabilities	440,692	346,021

Minority Interest:
Limited Partners in Operating Partnership	44,446	31,658
Convertible Preferred Units in Operating Partnership	52,892	52,892

Total Minority Interest	97,338	84,550

Shareholders’ Equity:
Preferred Stock, $.001 par value	4	1
Common Stock, $.001 par value	22	21
Additional Paid-in Capital	344,804	291,262
Cumulative Net Income	32,755	24,066
Cumulative Dividends	(88,288)	(74,267)

Total Shareholders’ Equity	289,297	241,083

Total Liabilities and Shareholders’ Equity	$827,327	$671,654

Keystone Property Trust
Condensed Consolidated Statements of Operations (Dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Revenue:
Rents	$18,826	$21,508	$35,044	$41,777
Reimbursement Revenue and Other	3,779	3,213	6,892	6,558

Total Revenue	22,605	24,721	41,936	48,335

Operating Expenses:
Property Operating Expenses	1,274	1,866	2,461	3,677
Real Estate Taxes	2,444	2,406	4,365	4,894
General and Administrative	2,783	1,908	5,279	3,954
Depreciation and Amortization	5,651	5,405	10,131	10,554
Interest Expense	4,972	6,048	9,300	11,958

Total Operating Expense	17,124	17,633	31,536	35,037

Income from Continuing Operations before Equity in Income from Equity Method Investments, and Gains (Losses) on Sales of Assets	5,481	7,088	10,400	13,298
Equity in Income from Equity Method Investments	1,631	255	2,863	317
Gains (Losses) on Sales of Assets	—	—	3,221	(603)

Income from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership, Extraordinary Items, and Income Allocated to Preferred Shareholders	7,112	7,343	16,484	13,012
Distributions to Preferred Unitholders	(1,268)	(1,446)	(2,536)	(2,892)

Income from Continuing Operations before Minority Interest of Unitholders in Operating Partnership, Extraordinary Items, and Income Allocated to Preferred Shareholders	5,844	5,897	13,948	10,120
Minority Interest of Unitholders in Operating Partnership	(780)	(1,261)	(2,219)	(2,105)
Income from Continuing Operations before Extraordinary Items, and Income Allocated to Preferred Shareholders	5,064	4,636	11,729	8,015
Discontinued Operations:
Income from Discontinued Operations	—	(1,212)	—	238
Minority Interest	—	311	—	(59)

	—	(901)	—	179

Net Income	5,064	3,735	11,729	8,194
Income Allocated to Preferred Shareholders	(1,979)	(937)	(3,040)	(1,875)

Net Income Allocated to Common Shareholders	$3,085	$2,798	$8,689	$6,319

Keystone Property Trust
Condensed Consolidated Statements of FFO and FAD (Dollars in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Funds from Operations:
Net Income Allocated to Common Shareholders	$3,085	$2,798	$8,689	$6,319
Income Allocated to Preferred Shareholders	1,979	937	3,040	1,875
Redeemable Preferred Stock Dividends	(1,614)	—	(2,309)	—
Minority Interest of Unitholders in Operating Partnership	780	950	2,219	2,169
Distributions to Preferred Unitholders	1,268	1,446	2,536	2,892
Provision for Asset Impairment	—	1,400	—	1,400
(Gains) Losses on Sales of Assets	—	—	(3,221)	603
Depreciation and Amortization Related to Real Estate	5,651	5,585	10,131	10,891
Depreciation and Amortization Related to Joint Ventures	431	180	755	344

Funds from Operations	$11,580	$13,296	$21,840	$26,493

Funds from Operations-Basic	$0.37	$0.44	$0.69	$0.88

Funds from Operations Per Diluted Share	$0.37	$0.43	$0.69	$0.85

Funds Available For Distribution:
Funds from Operations	$11,580	$13,296	$21,840	$26,493
Building Improvements	(382)	(224)	(438)	(303)
Tenant Improvements	(6)	(1,153)	(176)	(1,329)
Leasing Commissions	(123)	(231)	(585)	(1,619)
Non-Cash Compensation Charges	555	—	1,159	—
Amortization of Deferred Financing Costs	210	280	401	540
Rental Income from Straight Line Rents	(579)	(862)	(1,030)	(1,308)

Funds Available for Distribution	$11,255	$11,106	$21,171	$22,474

Funds Available for Distribution Per Diluted Share	$0.35	$0.36	$0.67	$0.72

Weighted Average Shares and Units - Diluted	31,708,903	31,284,195	31,562,369	31,154,659

Dividend Paid Per Common Share	$0.325	$0.320	$0.65	$0.64

Dividend Payout Ratio-FFO	87.8%	74.4%	94.2%	75.3%

Dividend Payout Ratio-FAD	92.9%	88.9%	97.0%	88.9%

Keystone Property Trust
Reconciliation of Net Income to EBITDA (Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Net Income available to common shareholders	$3,085	$2,798	$8,689	$6,319
Add back/(deduct):
Income allocated to preferred shareholders	1,979	937	3,040	1,875
Distributions to preferred unitholders and minority interest	2,048	2,707	4,755	4,997
Minority interest-discontinued operations	—	(311)	—	59
Interest expense, including proportionate share from joint ventures	5,380	6,329	10,047	12,538
Interest expense-discontinued operations	—	250	—	402
Provision for asset impairment	—	1,400	—	1,400
(Gains) losses on sales of assets	—	—	(3,221)	603
Depreciation and amortization, including proportionate share from joint ventures	6,173	5,677	11,067	11,078
Depreciation and amortization-discontinued operations	—	180	—	337

Total EBITDA	$18,665	$19,967	$34,377	$39,608

Keystone Property Trust
Market Operating Statistics (As of June 30, 2003)

	New Jersey	Pennsylvania	Indiana

Square Feet Owned at June 30, 2003	9,015,139	9,086,486	4,404,705
% of Total Rentable SF	33.7%	34.0%	16.5%
Number of Buildings	34	37	11
Number of Leases	78	74	18
Economic Occupancy - Quarter-to-date	94.4%	91.5%	90.0%
Economic Occupancy - Year-to-date	94.1%	92.7%	87.6%
Physical Occupancy at June 30, 2003	93.9%	94.1%	92.5%
Annualized Base Rent (ABR) (in 000’s)	$42,366	$31,806	$13,778
Annualized Base Rent Per Leased SF	$5.00	$3.72	$3.38
Lease Expirations as a Percentage of ABR:
2003	1.1%	9.0%	3.7%
2004	14.8%	12.5%	0.7%
2005	13.7%	21.2%	4.8%
2006	16.3%	20.9%	1.9%
2007	13.9%	12.5%	—
Wtd Avg Lease Term Remaining (in years)	4.6	3.2	8.0
Square Feet of Leasing Activity in Quarter	383,724	649,549	17,600
Year-to-date	383,724	1,103,055	381,080
Tenant Retention during period	100.0%	38.9%	N/A
Year-to-date	100.0%	56.4%	N/A
Rent Change on Renewals and Rollovers during period:	3.1%	(18.6%)	N/A
Year-to-date	3.1%	(12.6%)	N/A
Same Store NOI Growth during period (Cash basis):	(3.0%)	(0.8%)	2.6%
Year-to-date	(2.5%)	0.2%	(8.0%)
Same Store NOI Growth during period (GAAP basis):	(3.5%)	0.7%	1.5%
Year-to-date	(3.1%)	0.3%	(9.0%)
Same Store Physical Occupancy at June 30, 2003	98.8%	91.1%	100.0%
Square Feet Owned in Same Store Pool	5,748,284	5,472,999	1,992,988

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Grand
	South Carolina	Other	Total

Square Feet Owned at June 30, 2003	2,721,789	1,502,672	26,730,791
% of Total Rentable SF	10.2%	5.6%	100.0%
Number of Buildings	26	11	119
Number of Leases	24	11	205
Economic Occupancy - Quarter-to-date	86.2%	92.3%	92.1%
Economic Occupancy - Year-to-date	87.2%	95.0%	92.2%
Physical Occupancy at June 30, 2003	84.7%	91.0%	92.6%
Annualized Base Rent (ABR) (in 000’s)	$6,326	$4,809	$99,085
Annualized Base Rent Per Leased SF	$2.74	$3.52	$4.00
Lease Expirations as a Percentage of ABR:
2003	53.5%	—	7.3%
2004	7.5%	21.1%	11.9%
2005	21.0%	—	14.7%
2006	—	—	14.0%
2007	3.4%	31.0%	11.7%
Wtd Avg Lease Term Remaining (in years)	2.0	6.0	4.5
Square Feet of Leasing Activity in Quarter	563,091	—	1,613,964
Year-to-date	713,091	—	2,580,950
Tenant Retention during period	40.8%	N/A	38.1%
Year-to-date	40.8%	N/A	48.4%
Rent Change on Renewals and Rollovers during period:	(1.3%)	N/A	(11.0%)
Year-to-date	(1.6%)	N/A	(8.5%)
Same Store NOI Growth during period (Cash basis):	(6.2%)	(5.1%)	(2.5%)
Year-to-date	(7.1%)	(4.8%)	(2.9%)
Same Store NOI Growth during period (GAAP basis):	(9.6%)	(5.8%)	(2.8%)
Year-to-date	(9.0%)	(5.7%)	(3.5%)
Same Store Physical Occupancy at June 30, 2003	84.7%	90.3%	93.6%
Square Feet Owned in Same Store Pool	2,721,789	1,388,672	17,324,732

Keystone Property Trust
Same Store Analysis - Cash Basis (Dollars in thousands)

	Cash Basis
	Quarter Ended June 30,

	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$12,728	$12,543	$185	1.5%
Vacancy Loss	(1,348)	(943)	(405)	42.9%

Rental Revenue	11,380	11,600	(220)	(1.9%)
Operating Expenses
Property Operating Expenses	$636	$355	$281	79.2%
Real Estate Taxes	1,539	1,418	121	8.5%
Tenant Reimbursement	(1,759)	(1,418)	(341)	24.0%

Net Operating Expenses	416	355	61	17.2%

Net Operating Income	$10,964	$11,245	$(281)	(2.5%)

Same Store NOI From Above	$10,964	$11,245
Non Same Store Property NOI	9,158	10,008
Less: Unconsolidated NOI	(1,235)	(804)

Property Operating Income (1)	$18,887	$20,449

Physical Occupancy (End of Period)	93.6%	95.9%	(2.3%)
Economic Occupancy	89.4%	92.5%	(3.1%)
Percentage of Total NOI:	60.0%
Components of NOI Changes:
Rental Increases/(Decreases)			$185	1.6%
Occupancy Increases/(Decreases)			(405)	(3.6%)
Reduction/(Increase) in expenses, net of reimbursements			(61)	(0.5%)

Total			$(281)	(2.5%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Cash Basis
	Six Months Ended June 30,

	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$26,859	$26,336	$523	2.0%
Vacancy Loss	(2,470)	(1,617)	(853)	52.8%

Rental Revenue	24,389	24,719	(330)	(1.3%)
Operating Expenses
Property Operating Expenses	$1,661	$788	$873	110.8%
Real Estate Taxes	3,125	2,935	190	6.5%
Tenant Reimbursement	(3,744)	(3,050)	(694)	22.8%

Net Operating Expenses	1,042	673	369	54.8%

Net Operating Income	$23,347	$24,046	$(699)	(2.9%)

Same Store NOI From Above	$23,347	$24,046
Non Same Store Property NOI	14,266	17,206
Less: Unconsolidated NOI	(2,503)	(1,488)

Property Operating Income (1)	$35,110	$39,764

Physical Occupancy (End of Period)	93.6%	95.9%	(2.3%)
Economic Occupancy	90.8%	93.9%	(3.1%)
Percentage of Total NOI:	68.6%
Components of NOI Changes:
Rental Increases/(Decreases)			$523	2.2%
Occupancy Increases/(Decreases)			(853)	(3.5%)
Reduction/(Increase) in expenses, net of reimbursements			(369)	(1.5%)

Total			$(699)	(2.9%)

(1)  Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust
Same Store Analysis - GAAP Basis (Dollars in thousands)

	GAAP Basis
	Quarter Ended June 30,

	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$13,063	$12,918	$145	1.1%
Vacancy Loss	(1,348)	(943)	(405)	42.9%

Rental Revenue	11,715	11,975	(260)	(2.2%)
Operating Expenses
Property Operating Expenses	$636	$355	$281	79.2%
Real Estate Taxes	1,539	1,418	121	8.5%
Tenant Reimbursement	(1,759)	(1,418)	(341)	24.0%

Net Operating Expenses	416	355	61	17.2%

Net Operating Income	$11,299	$11,620	$(321)	(2.8%)

Same Store NOI From Above	$11,299	$11,620
Non Same Store Property NOI	8,878	9,694
Less: Unconsolidated NOI	(1,290)	(865)

Property Operating Income (1)	$18,887	$20,449

Physical Occupancy (End of Period)	93.6%	95.9%	(2.3%)
Economic Occupancy	89.7%	92.7%	(3.0%)
Percentage of Total NOI:	60.0%
Components of NOI Changes:
Rental Increases/(Decreases)			$145	1.2%
Occupancy Increases/(Decreases)			(405)	(3.5%)
Reduction/(Increase) in expenses, net of reimbursements			(61)	(0.5%)

Total			$(321)	(2.8%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	GAAP Basis
	Six Months Ended June 30,

	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$27,589	$27,246	$343	1.3%
Vacancy Loss	(2,470)	(1,617)	(853)	52.8%

Rental Revenue	25,119	25,629	(510)	(2.0%)
Operating Expenses
Property Operating Expenses	$1,661	$788	$873	110.8%
Real Estate Taxes	3,125	2,935	190	6.5%
Tenant Reimbursement	(3,744)	(3,050)	(694)	22.8%

Net Operating Expenses	1,042	673	369	54.8%

Net Operating Income	$24,077	$24,956	$(879)	(3.5%)

Same Store NOI From Above	$24,077	$24,956
Non Same Store Property NOI	13,673	16,369
Less: Unconsolidated NOI	(2,640)	(1,561)

Property Operating Income (1)	$35,110	$39,764

Physical Occupancy (End of Period)	93.6%	95.9%	(2.3%)
Economic Occupancy	91.0%	94.1%	(3.1%)
Percentage of Total NOI:	68.7%
Components of NOI Changes:
Rental Increases/(Decreases)			$343	1.4%
Occupancy Increases/(Decreases)			(853)	(3.4%)
Reduction/(Increase) in expenses, net of reimbursements			(369)	(1.5%)

Total			$(879)	(3.5%)

(1)  Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust
Lease Expirations (Dollars in thousands, as of June 30, 2003)

	NEW JERSEY			PENNSYLVANIA			INDIANA

	Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR

2003	99,187	$472	1.1%	856,329	$2,850	9.0%	173,745	$514	3.7%
2004	1,376,664	6,250	14.8%	977,019	3,987	12.5%	20,800	96	0.7%
2005	893,817	5,800	13.7%	1,947,096	6,758	21.2%	227,075	666	4.8%
2006	1,439,706	6,923	16.3%	1,766,129	6,651	20.9%	50,200	262	1.9%
2007	1,329,675	5,870	13.9%	1,129,189	3,982	12.5%	—	—	0.0%
2008	1,138,428	4,680	11.0%	335,021	1,486	4.7%	1,425,959	4,620	33.7%
2009	532,344	2,992	7.1%	1,134,702	4,566	14.4%	235,125	625	4.5%
2010	586,101	2,591	6.1%	16,124	57	0.2%	211,906	562	4.1%
2011	179,567	1,415	3.3%	171,700	699	2.2%	798,096	2,291	16.6%
2012 and beyond	894,030	5,373	12.7%	212,698	770	2.4%	931,604	4,142	30.0%

Total	8,469,519	$42,366	100.0%	8,546,007	$31,806	100.0%	4,074,510	$13,778	100.0%

	SOUTH CAROLINA			OTHER			TOTAL

	Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR

2003	1,243,198	$3,382	53.5%	—	$—	0.0%	2,372,459	$7,216	7.3%
2004	190,000	473	7.5%	314,000	1,015	21.1%	2,878,483	11,821	11.9%
2005	408,091	1,327	21.0%	—	—	0.0%	3,476,079	14,551	14.7%
2006	—	—	0.0%	—	—	0.0%	3,256,035	13,837	14.0%
2007	94,400	217	3.4%	243,948	1,491	31.0%	2,797,212	11,561	11.7%
2008	40,000	75	1.2%	42,135	110	2.3%	2,981,543	10,972	11.1%
2009	30,000	102	1.6%	243,672	695	14.5%	2,175,843	8,979	9.1%
2010	—	—	0.0%	—	—	0.0%	814,131	3,210	3.2%
2011	300,000	750	11.8%	181,350	499	10.4%	1,630,713	5,654	5.7%
2012 and beyond	—	—	0.0%	342,417	999	20.7%	2,380,749	11,284	11.3%

	2,305,689	$6,326	100.0%	1,367,522	$4,809	100.0%	24,763,247	$99,085	100.0%

Keystone Property Trust
Top 25 Tenants (Dollars in thousands, as of June 30, 2003)

	Number of	Rentable	Percentage of	Percentage of
Tenant	Leases	Square Feet	Leased SF	Annualized Base Rent

Exel Logistics, Inc.	6	1,513,616	5.7%	5.0%
The Home Depot, Inc. (1)	1	812,739	3.0%	3.6%
Brightpoint, Inc. (2)	1	495,740	1.9%	2.8%
Electrolux Home Products (3)	4	948,597	3.5%	2.8%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)	1	585,510	2.2%	2.7%
Herrod Distribution	1	610,949	2.3%	2.6%
Baker & Taylor	1	421,200	1.6%	2.4%
Belkin Electronics, Inc. (2)	1	798,096	3.0%	2.3%
Sears Logistic Services, Inc.	1	507,000	1.9%	2.1%
Quaker Sales and Distribution	1	500,671	1.9%	2.0%
Cosmetic Essence, Inc.	1	483,507	1.8%	2.0%
Coca-Cola Bottlers of New Jersey (1)	1	243,751	0.9%	2.0%
Poly-Foam International, Inc.	6	669,871	2.5%	1.9%
Cargo Logistics	1	406,000	1.5%	1.6%
Engine Controls Distribution Services, Inc. (a subsidiary of Dana Corporation)	1	407,100	1.5%	1.6%
Group Athletica (a division of Reebok)	1	599,152	2.2%	1.5%
SETCO, Inc. (2)	2	327,636	1.2%	1.5%
Behr Process Corp.	1	320,482	1.2%	1.4%
Direct Fulfillment LP	1	265,000	1.0%	1.4%
SSC Services of Indiana, LLC (3)	1	435,864	1.6%	1.4%
Parcel Direct (1)	1	241,110	0.9%	1.3%
Vestcom	1	210,530	0.8%	1.3%
Franklin Storage Inc.	1	420,000	1.6%	1.3%
International Paper	1	311,707	1.2%	1.3%
Guest Supply (1)	2	269,058	1.0%	1.3%

Total/Wtd Avg	40	12,804,886	47.9%	51.1%

(1)  Tenant leases a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.

(2)  Tenant leases a property that is 20% owned as part of a Joint Venture with AFL-CIO Building Investment Trust.

(3)  Tenant leases a property that is 50% owned as part of a Joint Venture with Browning Investments, Inc.

Keystone Property Trust
Acquisitions, Dispositions, and Development Placed in Service in 2003 (Dollars in thousands, as of June 30, 2003 )

Property	City	State	Market

DEVELOPMENT PLACED IN SERVICE
700 AirTech Parkway	Indianapolis	IN	Indianapolis
257 Prospect Plains Road	Cranbury	NJ	Central New Jersey
ACQUISITIONS
Buildings
2040 N. Union Street	Middletown	PA	Harrisburg/Chambersburg
201 Fulling Mill Road	Harrisburg	PA	Harrisburg/Chambersburg
Capital Business Center Portfolio	Harrisburg	PA	Harrisburg/Chambersburg
Dermody Portfolio	Indianapolis	IN	Indianapolis
Berger Portfolio	Various	NJ	Central/Northern New Jersey
Acquisitions Total
DISPOSITIONS
BIT Portfolio (2)	Various	IN, PA, NJ	Various in IN, PA and NJ
Dispositions Total

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Purchase / Sales
Property	Date	Square Feet	Leased %	Price

DEVELOPMENT PLACED IN SERVICE
700 AirTech Parkway	3/31/2003	799,344	100.0%
257 Prospect Plains Road	4/1/2003	500,000	43.0%

		1,299,344

ACQUISITIONS
Buildings
2040 N. Union Street	1/3/2003	507,000	100.0%	$20,000
201 Fulling Mill Road	2/26/2003	500,671	100.0%	20,250
Capital Business Center Portfolio	2/20/2003	1,554,074	100.0%	47,800
Dermody Portfolio	3/12/2003	1,449,786	87.0%	40,400 (1)
Berger Portfolio	3/12/2003	1,938,296	96.0%	106,450

Acquisitions Total		5,949,827		$234,900

DISPOSITIONS
BIT Portfolio (2)	2/14/2003	2,042,696		$90,300

Dispositions Total		2,042,696		$90,300

(1)  This portfolio was acquired by the AFL-CIO Building Investment Trust joint venture subsequent to the formation of this joint venture as described in Footnote 2.

(2)  This portfolio was sold/contributed to form a joint venture with the AFL-CIO Building Investment Trust and included one 203,404 sf building in New Jersey, four buildings aggregating 445,000 sf in Pennsylvania and three buildings aggregating 1.4 million sf in Indianapolis. The Company retained a 20% ownership interest in this joint venture.

Keystone Property Trust
Equity Method Investments - Pro Rata Consolidating Balance Sheet at June 30, 2003 (Dollars in thousands)

					Pro Rata Keystone
	KTR	Pro Rata Keystone	Pro Rata	Pro Rata 4 Points	Realty	Other
	Historical	NJ Associates, LLC (1)	KPJV, LLP (2)	Associates, LLC (3)	Services, Inc. (4)	Adjustments (5)	Proforma Total

Assets
Gross Real Estate Assets	$833,556	$32,119	$26,748	$9,690	$—	$(39,121)	$862,992
Accumulated Depreciation	(42,708)	(1,574)	(231)	(152)	—	—	(44,665)
Other Assets	36,479	927	400	820	6,141	(6,141)	38,626

Total Assets	$827,327	$31,472	$26,917	$10,358	$6,141	$(45,262)	$856,953

Liabilities & Equity
Debt	$413,778	$15,103	$4,356	$8,924	$—	$—	$442,161
Other Liabilities	26,914	484	249	56	454	—	28,157

Total Liabilities	440,692	15,587	4,605	8,980	454	—	470,318

Equity, Including Minority Interest	386,635	15,885	22,312	1,378	5,687	(45,262)	386,635

Total Liabilities and Equity	$827,327	$31,472	$26,917	$10,358	$6,141	$(45,262)	$856,953

(1)  In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”). The Company owns 20% of this joint venture.

(2)  In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3)  In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, LLC to develop and construct a 799,344 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of the joint venture.

(4)  The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(5)  Consists of elimination adjustments for presentation purposes.

Keystone Property Trust
Equity Method Investments - Pro Rata Consolidating Statements of Income & FFO For the Quarter Ended June 30, 2003 (Dollars in thousands)

				Pro Rata	Pro Rata Keystone
	KTR	Pro Rata Keystone	Pro Rata KPJV, LLP	4 Points	Realty Services, Inc.	Other Adjustments	Proforma
	Historical	NJ Assoc., LLC (1)	(2)	Assoc., LLC (3)	(4)	(5)	Total

Revenue:
Rents	$18,826	$775	$687	$246	$—	$—	$20,534
Reimbursement Revenue and Other	3,779	178	85	(8)	826	—	4,860

Total revenue	$22,605	$953	$772	$238	$826	$—	$25,394

Operating Expenses:
Property Operating Expenses	$1,274	$110	$103	$5	$—	$—	$1,492
Real Estate Taxes	2,444	120	38	3	—	—	2,605

Property NOI	18,887	723	631	230	826	—	21,297

General and Administrative	2,783	2	1	—	588	—	3,374

EBITDA	16,104	721	630	230	238	742	18,665
Depreciation and Amortization	5,651	209	162	60	91	—	6,173
Interest Expense	4,972	285	51	69	3	—	5,380

Income before other items	5,481	227	417	101	144	742	7,112
Equity in Income from Equity Method Investments	1,631	—	—	—	—	(1,631)	—
Preferred Dividends, Preferred Distributions, and Min. Interest	(4,027)	—	—	—	—	—	(4,027)

Net Income (Loss) Allocated to Common Shareholders	$3,085	$227	$417	$101	$144	$(889)	$3,085

FFO
Net Income Allocated to Common Shareholders	$3,085	$227	$417	$101	$144	$(889)	$3,085
Income Allocated to Preferred Shareholders	1,979	—	—	—	—	—	1,979
Minority Interest of Unitholders in Operating Partnership	780	—	—	—	—	—	780
Distributions to Preferred Unitholders	1,268	—	—	—	—	—	1,268
Redeemable Preferred Stock Dividends	(1,614)	—	—	—	—	—	(1,614)
Depreciation and Amortization- Real Estate Assets	5,651	209	162	60	91	(522)	5,651
Depreciation and Amortization Related to Joint Ventures and Equity Method Investments	431	—	—	—	—	—	431

Funds from Operations	$11,580	$436	$579	$161	$235	$(1,411)	$11,580

(1)  In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”). The Company owns 20% of this joint venture.

(2)  In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3)  In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, LLC to develop and construct a 799,344 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of the joint venture.

(4)  The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(5)  Consists of an 11% preferred return for Keystone’s equity investment in Nocha, LLC and elimination adjustments for presentation purposes.

Keystone Property Trust
Summary of Land Under Development and Control
As of June 30, 2003 (dollars in millions)

	% Ownership			Estimated	Estimated
Project	Interest / Partner	Market/Submarket	Acres	Buildable SF	Project Cost

Projects Under Construction
19 Colony Road (Greenville Yards)	100%	New Jersey / North	26	521,881	$33
5 Points Associates, LLC	50% / Browning	Indiana / Indianapolis Airport	56	813,054	19

Subtotal - Projects Under Construction			82	1,334,935	$52
Development Pipeline (Next 36 months)
Keystone Cranbury East Phase II	100%	New Jersey / Exit 8A	37	500,000	$24
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	115	1,200,000	36
AirTech Park (1)	50% / Browning	Indiana / Indianapolis Airport	86	1,418,000	35
7553 Morris Court (Westpark Land)	100%	Pennsylvania / Allentown	15	266,000	9
Goldstar Site	100%	New Jersey / Exit 8A	50	788,000	38
Station Road/Sharma (1)	100%	New Jersey / Exit 8A	87	771,000	40
66 Station Road	20% / CalEast	New Jersey / Exit 8A	62	667,000	31

Subtotal - Pipeline			452	5,610,000	$213

Additional Development Potential
Stults Road	100%	New Jersey / Exit 8A	6	130,000
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	100	1,200,000
Arnold Road and Other Expansions	100%	Pennsylvania / Reading, other	20	221,000
AirTech Park/6 Points (1)	50% / Browning	Indiana / Indianapolis Airport	183	2,769,000
7351 Morris Court (1)	100%	Pennsylvania / Allentown	8	120,000

Subtotal - Additional Development Potential			317	4,440,000

Total Development Potential - Pipeline Additional			769	10,050,000

Grand Total			851	11,384,935

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Estimated
			Construction	Estimated
	Cost Incurred		Start Date	Stabilization
Project	To Date	% Leased	(Qtr/Year)	Date (Qtr/Year)

Projects Under Construction
19 Colony Road (Greenville Yards)	$18	—	3/02	1/04
5 Points Associates, LLC	—	—	2/03	—

Subtotal - Projects Under Construction	$18
Development Pipeline (Next 36 months)
Keystone Cranbury East Phase II	$7		3/03
Central PA/Otto (1)	—		2/04
AirTech Park (1)	—		2/04
7553 Morris Court (Westpark Land)	2		2/04
Goldstar Site	8		2/04
Station Road/Sharma (1)	—		3/03
66 Station Road	5		3/04

Subtotal - Pipeline	$22

Additional Development Potential
Stults Road
Central PA/Otto (1)
Arnold Road and Other Expansions
AirTech Park/6 Points (1)
7351 Morris Court (1)

Subtotal - Additional Development Potential

Total Development Potential - Pipeline Additional

Grand Total

(1)  Under contract or option.

Keystone Property Trust
Debt Detail (Dollars in thousands, as of June 30, 2003)

	Fixed Rate Mortgages		Variable Rate Debt

Year of	Principal	Due on	Mortgage	Credit	Total Scheduled	Wtd Avg Interest Rate
Maturity	Amortization	Maturity	Debt	Facilities	Payments	For Fixed Rate Maturities

2003	$1,374	$—	$14,340	$—	$15,714	0.0%
2004	2,853	17,922	6,467	179,400	206,642	7.7%
2005	2,758	14,518	16,000	6,466	39,742	7.9%
2006	2,514	12,509	—	—	15,023	7.3%
2007	907	95,723	—	—	96,630	8.0%
2008	782	6,554	—	—	7,336	7.0%
2009	841	—	—	—	841	0.0%
2010	779	26,493	—	—	27,272	8.2%

Total	$12,808	$173,719	$36,807	$185,866	$409,200	7.8%

			Debt Premium, Net of Amortization		4,578

			Total Debt Outstanding		$413,778

Keystone Property Trust
Portfolio Analysis

Portfolio Characteristics	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002

Number of Properties-In Service	119	118	93	124	125
Number of Properties-Completed Projects in Lease-Up Stage	—	1	1	1	2

Total Number of Properties	119	119	94	125	127

Rentable Square Feet -In Service	26,730,791	26,230,630	19,915,038	22,758,088	22,142,658
Rentable Square Feet-Completed Projects in Lease-Up Stage	—	510,000	870,136	870,136	1,596,000

Total Rentable Square Feet	26,730,791	26,740,630	20,785,174	23,628,224	23,738,658

Occupied (Square Feet)	24,763,247	24,250,757	18,524,919	21,381,762	20,849,923
Vacant (Square Feet)	1,967,544	1,979,881	1,390,119	1,376,326	1,292,735
Number of Leases	205	192	133	254	249
Average Tenant Size per Occupied Square Foot - Industrial	126,705	132,250	149,273	138,933	140,568
Occupancy Rates -Based on In Service RSF	92.6%	92.5%	93.0%	94.0%	94.2%
Number of In Service Properties by Market:
New Jersey	34	33	21	21	18
Pennsylvania	37	37	29	29	31
Indiana	11	11	6	6	6
South Carolina	26	26	26	26	27
Other	11	11	11	42	43

Total In Service Properties	119	118	93	124	125

Keystone Property Trust
Physical Occupancy Analysis

Physical Occupancy by Sub-Market:	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002

NEW JERSEY
Central and Northern NJ	93.9%	95.0%	94.9%	95.1%	98.5%

PENNSYLVANIA
Allentown, PA	95.9%	95.1%	92.2%	94.0%	91.5%
Chester County, PA (1)	—	—	—	—	100.0%
Harrisburg/Chambersburg, PA	94.5%	95.1%	93.9%	92.9%	92.9%
Reading, PA	69.7%	69.7%	69.7%	69.7%	69.7%
Scranton/Wilkes-Barre, PA	100.0%	100.0%	100.0%	100.0%	100.0%

Total Pennsylvania Portfolio	94.1%	94.4%	92.7%	92.4%	92.2%

INDIANA
Indianapolis, IN	92.5%	82.3%	93.7%	93.7%	92.6%

SOUTH CAROLINA
Greenville/Spartanburg, SC	84.7%	91.3%	85.8%	94.4%	93.0%

OTHER
Central Ohio	89.6%	97.7%	97.7%	98.3%	98.3%
Central and Northern NJ	100.0%	100.0%	100.0%	100.0%	100.0%
Albany, NY (2)	—	—	—	96.1%	96.4%
Rochester, NY (2)	—	—	—	90.1%	93.2%
Syracuse, NY (2)	—	—	—	89.2%	83.4%
Putnam County, NY	100.0%	100.0%	100.0%	100.0%	100.0%

Total Other Portfolio	91.0%	98.0%	98.0%	94.4%	92.2%

TOTAL PORTFOLIO	92.6%	92.5%	93.0%	94.0%	94.2%

(1)	These properties were sold in August 2002.

(2)	These properties were sold as part of the Upstate New York Portfolio transaction in December 2002.

Keystone Property Trust
Preferred Equity Analysis (Dollars in thousands, except share and per share data)

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002

Cumulative Redeemable Preferred Stock
Series D (1)
Shares Outstanding	2,760,000	2,760,000	—	—	—
Aggregate Liquidation Value	$69,000	$69,000	$—	$—	$—
Liquidation Value Per Share	$25.00	$25.00	$—	$—	$—
Common Share Conversion Price	N/A	N/A	—	—	—
Yield	9.125%	9.125%	—	—	—
Convertible Preferred Stock
Series A (2)
Shares Outstanding	—	—	—	—	800,000
Aggregate Liquidation Value	$—	$—	$—	$—	$20,000
Liquidation Value Per Share	$—	$—	$—	$—	$25.00
Common Share Conversion Price	$—	$—	$—	$—	$16.50
Yield	—	—	—	—	9.00%
Series C (2)
Shares Outstanding	600,000	600,000	600,000	600,000	800,000
Aggregate Liquidation Value	$15,000	$15,000	$15,000	$15,000	$20,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$15.75	$15.75	$15.75	$15.75	$15.75
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Convertible Preferred Operating Partnership Units
Series B (3)
Units Outstanding	—	—	—	—	300,000
Aggregate Liquidation Value	$—	$—	$—	$—	$7,500
Liquidation Value Per Share	$—	$—	$—	$—	$25.00
Common Share Conversion Price	$—	$—	$—	$—	$16.50
Yield	—	—	—	—	9.50%
Series C (4)
Units Outstanding	1,664,965	1,664,965	1,664,965	1,664,965	1,664,965
Aggregate Liquidation Value	$41,624	$41,624	$41,624	$41,624	$41,624
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.00	$16.00	$16.00	$16.00	$16.00
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Series D
Units Outstanding	450,700	450,700	450,700	450,700	450,700
Aggregate Liquidation Value	$11,268	$11,268	$11,268	$11,268	$11,268
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.50	$16.50	$16.50	$16.50	$16.50
Yield	9.00%	9.00%	9.00%	9.00%	9.00%

Total Liquidation/Book Value of Preferred Stock	$136,892	$136,892	$67,892	$67,892	$100,392

(1)	This Redeemable Preferred Stock was issued in February 2003, is not convertible into Common Shares and is redeemable at the Company’s option beginning on February 19, 2008.

(2)	800,000 shares of Series A Convertible Preferred Stock and 200,000 shares of Series C Convertible Preferred Stock were re-purchased by the company on September 8, 2002.

(3)	These Convertible Preferred OP Units were re-purchased by the company on September 19, 2002.

(4)	796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001.

Keystone Property Trust
Equity Analysis (Dollars in thousands, except share and per share data)

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002

Total Outstanding in Common Share Equivalents:
Common Shares	21,787,933	21,497,001	21,355,609	21,167,471	18,781,318
Operating Partnership Units	5,444,226	5,519,204	5,621,308	5,811,361	6,202,094
Preferred Stock	952,381	952,381	952,381	952,381	2,481,962
Preferred Operating Partnership Units	3,284,387	3,284,387	3,284,387	3,284,387	3,738,932

Total	31,468,927	31,252,973	31,213,685	31,215,600	31,204,306
Weighted Average Outstanding:
Common Shares	21,709,549	21,457,794	21,313,553	19,489,288	18,618,724
Operating Partnership Units	5,487,737	5,552,154	5,690,532	5,968,503	6,317,462
Preferred Shares (at Common Share Equivalents)	952,381	952,381	952,381	2,099,567	2,481,962
Preferred Operating Partnership Units (at Common Share Equivalents)	3,284,386	3,284,387	3,284,387	3,679,644	3,738,932
Common Stock Options	274,850	183,174	195,603	172,397	127,115

Total	31,708,903	31,429,890	31,436,456	31,409,399	31,284,195
Common Share Price Range:
Quarterly High	$19.36	$17.50	$17.28	$16.75	$15.94
Quarterly Low	16.78	15.65	15.30	13.45	13.91
Quarterly Average	17.98	16.38	16.63	15.67	15.01
End of Quarter	18.51	17.20	16.97	16.64	15.87
Common Stock Options Outstanding	1,192,066	1,178,066	1,144,579	1,335,854	1,312,454
Weighted Average Option Exercise Price	$13.83	$13.77	$13.79	$13.83	$13.83
Capitalization:
Liquidation/Book Value of Preferred Stock & Units	$136,892	$136,892	$67,892	$67,892	$100,392
Market Value of Common Equity	504,067	464,679	457,798	448,928	396,487

Market Capitalization	640,959	601,571	525,690	516,820	496,879
Total Debt	413,778	405,165	325,796	433,202	441,107

Total Market Capitalization	$1,054,737	$1,006,736	$851,486	$950,022	$937,986

Keystone Property Trust
Debt Analysis (Dollars in thousands, except per share data)

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002

Debt Outstanding
Mortgage Loans	$186,527	$187,192	$194,970	$309,867	$315,778
Construction Loans	36,807	34,492	26,706	12,308	12,181
Revolving Credit Facilities	185,866	178,703	103,966	109,566	111,566
Debt Premium, Net of Amortization	4,578	4,778	154	1,461	1,582

Total Debt Outstanding	$413,778	$405,165	$325,796	$433,202	$441,107

Interest Rate Structure
Fixed, including debt premiums	$191,105	$191,970	$195,124	$311,328	$317,360
Variable	222,673	213,195	130,672	121,874	123,747

Total	$413,778	$405,165	$325,796	$433,202	$441,107

Weighted Average Term to Maturity (in years)	2.6	2.7	3.0	3.9	4.2
% Fixed Rate Loans	46.2%	47.4%	59.9%	71.9%	71.9%
% Variable Rate Loans	53.8%	52.6%	40.1%	28.1%	28.1%
% Secured Debt	56.6%	57.4%	70.1%	76.1%	76.1%
% Unsecured Debt	43.4%	42.6%	29.9%	23.9%	23.9%
Average Interest Rates
Mortgage Loans	7.8%	7.8%	7.5%	7.7%	7.7%
Construction Loans	3.7%	4.0%	3.6%	4.1%	4.1%
Revolving Credit Facilities	3.0%	3.2%	3.3%	3.4%	3.5%

Total Weighted Average	5.3%	5.4%	5.8%	6.5%	6.6%

Debt Ratios
Debt to Total Market Capitalization	39.2%	40.2%	38.3%	45.6%	47.0%
Debt to Undepreciated Assets	47.6%	47.4%	45.8%	51.6%	50.3%
Coverage Ratios
Interest Coverage — Property NOI	3.6x	3.4x	2.9x	3.0x	3.0x
(NOI / Interest)
Interest Coverage — EBITDA	3.2x	3.1x	2.5x	2.7x	2.8x
(EBITDA / Interest)
Interest Coverage — EBITDA-YTD	3.1x	3.1x	2.7x	2.8x	2.8x
(EBITDA / Interest — Year-to-date)
Debt Service Coverage — Property NOI	3.2x	3.0x	2.5x	2.6x	2.6x
(NOI / (Interest + Principal Amortization))
Debt Service Coverage — EBITDA	2.8x	2.8x	2.1x	2.4x	2.4x
(EBITDA / (Interest + Principal Amortization))
Fixed Charge Coverage — Property NOI	2.3x	2.3x	2.3x	2.3x	2.3x
(NOI / (Interest + Preferred Distributions))
Fixed Charge Coverage — EBITDA	2.1x	2.1x	2.0x	2.1x	2.1x
(EBITDA / (Interest + Preferred Distributions))

Keystone Property Trust
Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002		June 30, 2002

PRICING MULTIPLES
NOI Multiple ((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. NOI)	12.7	x	13.7	x	11.0	x	11.0	x	10.9	x
EBITDA Multiple ((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. EBITDA)	14.5	x	16.5	x	13.5	x	12.5	x	12.2	x
FFO Multiple (Quarter End Common Share Price / Ann. FFO - per share)	12.5	x	13.0	x	13.3	x	10.1	x	9.3	x
FAD Multiple (Quarter End Common Share Price / Ann. FAD - per share)	13.2	x	13.4	x	15.7	x	12.2	x	11.0	x
NOI Yield (Ann. NOI before Interest and Depreciation Expense / (Market Value of Common Equity + Preferred Share/Units + Debt))	7.9%		7.3%		9.1%		9.1%		9.2%
EBITDA Yield (Ann. EBITDA / (Market Value of Common Equity + Preferred Share/Units + Debt))	6.9%		6.1%		7.4%		8.0%		8.2%
FFO Yield (Ann. FFO - per share / Quarter End Common Share Price)	8.0%		7.7%		7.5%		9.9%		10.7%
FAD Yield (Ann. FAD - per share / Quarter End Common Share Price)	7.6%		7.4%		6.4%		8.2%		9.1%
RETURNS
Yield on Real Estate Owned - NOI (Ann. NOI before Interest and Depreciation Expense / Average Gross Operating Real Estate Investments )	10.3%		10.5%		10.7%		10.5%		10.5%
Yield on Real Estate Owned - EBITDA (Ann. EBITDA / Average Gross Operating Real Estate Investments)	9.0%		8.7%		8.7%		9.2%		9.4%
Return on Book Value of Average Equity & Minority Interest (Ann. EBITDA / Avg. Equity & Minority Interest)	19.2%		17.4%		19.7%		22.1%		21.7%
FFO Return on Book Value of Average Equity & Minority Interest (Ann. FFO / Avg. Equity & Minority Interest)	11.9%		11.5%		12.2%		14.5%		14.5%

Keystone Property Trust
Dividend Analysis

	June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002		June 30, 2002

Common Stock Dividends Paid:
Dividends per Share/Unit	$0.325		$0.325		$0.325		$0.325		$0.320
Declaration Date	4/3/2003		1/7/2003		10/7/2002		7/2/2002		4/5/2002
Common Shareholders’ Record Date	4/16/2003		1/17/2003		10/17/2002		7/17/2002		4/16/2002
Common Dividends Payment Date	4/30/2003		1/31/2003		10/31/2002		7/31/2002		4/30/2002
Common Dividend Payout Ratios:
Payout - FFO (Dividends/FFO)	87.8%		98.5%		108.3%		75.6%		74.4%
Payout - FAD (Dividends/FAD)	92.9%		101.6%		120.4%		95.6%		88.9%
Dividend Coverage - FFO (FFO/Dividends)	1.1	x	1.0	x	.9	x	1.2	x	1.3	x
Dividend Coverage - FAD (FAD/Dividends)	1.1	x	1.0	x	.8	x	1.1	x	1.1	x
Common Dividend Yields:
Dividend Yield (Yield based on annualized current dividend per share and quarter end share price)	7.0%		7.6%		7.7%		7.8%		8.1%
Spread Over 5 Year U.S. Treasury at quarter end	4.6%		4.9%		5.0%		5.2%		3.5%
Spread Over 10 Year U.S. Treasury at quarter end	3.5%		3.8%		3.9%		4.2%		3.3%

Keystone Property Trust
Research Coverage, Anticipated 2003 Earnings Release and Dividend Calendar

     Research Coverage

Firm	Analyst	Phone

Bear, Stearns & Co., Inc.	Ross Smotrich	212-272-8046
	Michael T. Marron	212-272-7424
Wachovia Securities	Christopher P. Haley	804-782-3708
	Donald Fandetti	443-263-6537
Merrill Lynch	Steve Sakwa	212-449-0335
	Brian Legg	212-449-1153
RBC Capital Markets	Jay Leupp	415-633-8588
	David Copp	415-633-8558
BB&T Capital Markets Inc.	Stephanie Krewson	804-782-8784
J.P. Morgan Securities Inc.	Anthony Paolone	212-622-6682

     Anticipated 2003 Earnings Release and Dividend Calendar

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Dividend Declaration Date	4/4/2003	7/3/2003	10/6/2003	First week in Jan 2004
Dividend Record Date	4/17/2003	7/17/2003	10/17/2003	1/16/2004
Dividend Payment Date	4/30/2003	7/31/2003	10/31/2003	1/30/2004
Anticipated Earnings Release/Earnings Call	4/23/2003	7/23/2003	10/22/2003	1/28/2004
Annual Shareholders Meeting		6/10/2003